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                                                            EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 2-77846, No. 2-81123, No. 2-95446, No. 33-12633, No. 33-27885, No. 33-45432, No. 0-10824, No. 03-361191, No. 333-30617
and No. 333-15935.



                                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 10, 1997